Exhibit 10.3

INVESTMENT CERTIFICATE

The undersigned hereby represents to FindItAll, Inc., a Nevada corporation (the "Corporation") that (1) the shares of the Corporation's $.0001 par value common stock (the "Securities") which are being acquired by the undersigned are being acquired for the undersigned’s own account and for investment and not with a view to the public resale of distribution thereof; (2) the undersigned will not sell, transfer, or otherwise dispose of the Securities except in compliance with the Securities Act of 1933, as amended (the "Act"); and (3) the undersigned is aware that the Securities are "restricted securities" as that term is defined in Rule 144 or the General Rules and Regulations under the Act.

The undersigned further acknowledges that the undersigned has had an opportunity to ask questions of, and receive answers from duly designated representatives of the Corporation concerning the terms and conditions pursuant to which the Securities are being offered.  The undersigned acknowledges that the undersigned has been afforded an opportunity to examine such documents and other information which it has requested for the purpose of verifying the information given it.

The undersigned acknowledges and understands that the Securities are unregistered and must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available.

Only the Corporation may register its Securities under the Act and it currently is not contemplating registering any of its Securities.  Furthermore, the Corporation has not made any representations, warranties, or covenants to the undersigned regarding the registration of the Securities.

The undersigned further acknowledges that the undersigned is fully aware of the applicable limitations on the resale of the Securities.  These restrictions, for the most part, are set forth in Rule 144.  The Rule permits sales of "restricted securities" upon compliance with the requirements of such Rule.  If the Rule is available to the undersigned, the undersigned may make only routine sales of securities, in limited amounts, in accordance with the terms and conditions of that Rule.

The undersigned is capable of bearing the economic risks of an investment in the Securities and fully understands the speculative nature of the Securities and the possibility of such loss.

The undersigned is an Accredited Investor as that term is employed in Regulation D under the Securities Act of 1933.

The undersigned's present financial condition is such that it is under no present or contemplated future need to dispose of any portion of the Securities to satisfy any existing or contemplated undertaking, need, or indebtedness.

This Investment Letter refers in the aggregate to ____________ of the Corporation's $.0001 par value Common Stock

Dated: _____________
___________________________________
(Signature)
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(Print Name)